UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________
FORM 8-K
 _______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
May 6, 2015
Date of Report (Date of earliest event reported)
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NewStar Financial, Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________________

Delaware	001-33211	54-2157878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 Boylston Street, Suite 1250, Boston, MA 02116
(Address of principal executive offices) (Zip Code)
(617) 848-2500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
 _______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On May 6, 2015, NewStar Financial, Inc. issued a press release announcing results for the first quarter ended March 31, 2015. The press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

99.1	Press Release of NewStar Financial, Inc. dated May 6, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEWSTAR FINANCIAL INC.

Date: May 6, 2015	By:	/s/ JOHN KIRBY BRAY
John Kirby Bray
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of NewStar Financial, Inc. dated May 6, 2015.

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